UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2007

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-10.1: CONSENT AND AMENDMENT

Item 1.01. Entry into a Material Definitive Agreement.
On March 15, 2007, PHH Corporation (“PHH” or the “Company”) filed a Current Report on Form 8-K disclosing that, in connection with its entry into a definitive agreement with General Electric Capital Corporation and its wholly owned subsidiary, Jade Merger Sub, Inc. to be acquired, it entered into a Consent and Amendment (the “Consent”) dated as of March 14, 2007 between the Company and its subsidiaries PHH Mortgage Corporation and PHH Broker Partner Corporation; Realogy Real Estate Services Group, LLC (formerly Cendant Real Estate Services Group, LLC), Realogy Services Venture Partner Inc. (formerly known as Cendant Real Estate Services Venture Partner, Inc.), Century 21 Real Estate LLC, Coldwell Banker Real Estate Corporation, ERA Franchise Systems, Inc., Sotheby’s International Realty Affiliates, Inc., each a subsidiary of Realogy Corporation; TM Acquisition Corp.; and PHH Home Loans LLC. On March 30, 2007, the Consent was filed as Exhibit 10.82 (“Exhibit 10.82”) to the Company's quarterly report for the quarter ended March 31, 2006.
The Company omitted certain information from Exhibit 10.82 (the “Omitted Material”) and had sought confidential treatment with respect to the Omitted Material pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended (the “Confidential Treatment Request”). The Company has withdrawn its Confidential Treatment Request and has included a version of Exhibit 10.82 that includes the Omitted Material as Exhibit 10.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 10.1	Consent and Amendment dated as of March 14, 2007 between the Company and its subsidiaries PHH Mortgage Corporation and PHH Broker Partner Corporation; Realogy Real Estate Services Group, LLC (formerly Cendant Real Estate Services Group, LLC), Realogy Services Venture Partner Inc. (formerly known as Cendant Real Estate Services Venture Partner, Inc.), Century 21 Real Estate LLC, Coldwell Banker Real Estate Corporation, ERA Franchise Systems, Inc., Sotheby’s International Realty Affiliates, Inc., each a subsidiary of Realogy Corporation; TM Acquisition Corp.; and PHH Home Loans LLC.
Forward-Looking Statements
This Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006, in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By:	/s/ Clair M. Raubenstine

Name:	Clair M. Raubenstine
Title:	Executive Vice President and Chief Financial Officer
Dated: August 24, 2007